                               AGREEMENT OF SALE

                               DECEMBER 19, 1996

                                     among

                  APPLIED CELLULAR TECHNOLOGY, INC. ("Buyer");
              the Shareholders of U.S. Electrical Products Corp.,
                     t/a Gavan-Graham (the "Sellers"); and
                U.S. Electrical Products Corp. (the "Acquiree")

                               TABLE OF CONTENTS
Para. No.    Caption
---------    -------------------------------------------------------------------
1.           Purchase and Sale of Acquiree Shares

2.           Put Options

3.           Miscellaneous Provisions Relating to Registration, Inc.

4.           Loan Guarantees

5.           Representations by Sellers

6.           Representations by Buyer

7.           Closing Date

8.           Conditions Precedent to the Obligations of Sellers

9.           Conditions Precedent to the Obligations of Buyer

10.          Documents at Closing

11.          Miscellaneous

                               INDEX TO EXHIBITS

Ex. No.      Description
-------      -------------------------------------------------------------------

4.1          List of Personally Guaranteed Loans

5.3          U.S. Electrical Products Corp. Unaudited
             Financial Statements for Year Ended April 30, 1996 and
             Three Months Ended July 31, 1996

5.4          Environmental History of the Property
             at 669 Division Street, Elizabeth

5.6          List of any non-compliance with laws

6.5          Applied Cellular Technology, Inc. Unaudited Financial
             Statement for Period Ended September 30, 1996

                 Filed on Form 10-Q filed November 13, 1996 is incorporated herein by this reference.

11.1         Employment Agreements for Messrs. Louis R. Notte,
             Mario Bucca, Blas H. Morilla, Oscar A. Morilla and
             Anthony Palumbo

11.2         Consulting Agreement--Emerson Crooks


                           AGREEMENT OF SALE

This Agreement is entered into this 19th day of December, 1996, by and between Applied Cellular Technology, Inc., a Missouri corporation ("Buyer"), Louis R. Notte, Emerson Crooks, Mario Bucca, Anthony R. Palumbo, Oscar A. Morilla and Blas H. Morilla (collectively, the "Sellers", or individually, a "Seller") and US Electrical Products Corp., a New Jersey corporation ("Acquiree").

Whereas, Sellers own Six Hundred (600) shares, no par value (the "Acquiree Shares"), of the issued and outstanding common stock of Acquiree (representing 100% of the currently issued and outstanding common stock of
Acquiree).   Sellers desire to sell and Buyer desires to purchase eighty percent (80%) of the Acquiree Shares (the "Sale Shares") with each of the Sellers selling 80 of his shares.

Now, Therefore, for the mutual consideration set out herein, the parties agree as follows:

1.    PURCHASE AND SALE OF ACQUIREE SHARES.

      1.1 Sellers shall sell to Buyer and Buyer shall purchase from Sellers the Sale Shares at a closing of such sale (the "Closing") to be held at the place and on the date hereinafter provided (the "Closing Date").

      1.2 The aggregate purchase price (the "Price") for the Sale Shares shall be $1,360,000 in the form of 247,278 restricted common shares of Buyer with demand registration rights, each Seller to receive 41,188 shares.

      (a) Buyer agrees that it will prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement with respect to the 247,278 shares of Buyer's common stock issuable to Seller pursuant to Section 1.2 hereof (the "Registration Statement"). Buyer shall use its reasonable efforts to cause the Registration Statement to become
effective within nine months after the date of this Agreement.   Buyer shall
prepare and file with the Commission such amendments and supplements to the Registration Statement, including post-effective amendments, and the prospectus used in connection therewith that may be necessary to keep such Registration Statement effective for a period of not less than nine months and to comply with the provisions of the Securities Act of 1933, as amended, and the regulations promulgated pursuant thereto (the "Act").

      (b) Buyer shall use its reasonable efforts to cause all securities registered pursuant to the Registration Statement and Section 9 hereof to be listed on the NASDAQ National Market system.

      (c) In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in the Registration Statement, the Buyer will use its reasonable best efforts to promptly obtain the withdrawal of such order.

      (d) Buyer shall bear all costs, fees and expenses involved in the preparation and filing of Registration Statement, including without limitation, accounting and auditing fees and expenses, expenses in connection with the state qualifications specified above, filing

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fees, legal counsel fees and expenses and printing expenses.   Each Seller,
however, shall pay all applicable transfer taxes and brokerage commissions as a result of any sale by such Seller.

       (e) In the event that any of the shares of common stock of Buyer delivered hereunder are issued by means of the Registration Statement, Buyer agrees to indemnify and hold harmless Sellers and their heirs, executors, representatives and assigns, (an "Indemnified Person") (from and against any and all claims, demands, actions, causes of action, losses, costs, damages, liabilities and expenses, including, without limitation, reasonable legal fees (hereinafter referred to in the singular as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement, or any omission to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to Buyer in writing by Sellers for use in connection with the Registration Statement. Also, in that connection, Sellers agree to indemnify and hold harmless Buyer, each of its officers and directors (Buyer, its officers and directors and any such other persons being referred to collectively as "Indemnified Person") from and against any and all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the Registration Statement or any omission to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading to the extent that such claim is based upon, arises out of or results from information furnished to Buyer in writing by Sellers
for use in connection with the Registration Statement.   The indemnification
set forth herein shall be in addition to any liability which Buyer or Sellers, respectively, may otherwise have to the Indemnified Person.

      (f) Within five (5) days after receiving written notice of any claim in respect of which an Indemnified Person may seek indemnification under subsection 1.2(d) above, such Indemnified Person shall submit notice thereof to Buyer or Sellers, as the case may be (sometimes referred to as an
"Indemnifying Person").   The omission of the Indemnified Person so to notify
the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (i) such liability was caused or increased by such omission, or (ii) the ability of the Indemnifying Person to reduce such liability was adversely affected by
such omission.   The Indemnified Person and the Indemnifying Person shall
cooperate with, and assist, one another in the defense of any claim and any action, suit or proceeding arising in connection therewith; provided, however, that the Indemnifying Person shall have the right to investigate and defend any claim as the Indemnified Person shall have the right to employ separate counsel and to participate in the defense of any claim, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying
Person.   No settlement of any claim for indemnification under this Section shall be made without the consent of the Indemnifying Person.

      1.3 At the Closing Date, each Seller will deliver a certificate representing the Sale Shares duly endorsed so as to make Buyer the sole
holder thereof, free and clear of all claims and encumbrances.   The Sale
Shares are not registered under the Securities Act of 1933 as amended (the
"Act").   The Sale Shares will be subject to a usual and appropriate stop transfer order on the books and records of Acquiree's transfer agent
pertaining to securities not registered under the Act.   The certificate for
the Sale Shares delivered shall bear on its face the following restrictive legend:

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            "No sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in fact applicable to such shares."

2.    PUT OPTION.

Buyer hereby grants to each Seller a put option for the consideration of $10.00 to require Buyer to purchase said Seller's remaining issued and outstanding Acquiree shares of common stock (representing 20% of the currently outstanding common shares). Each option shall be exercisable commencing upon delivery of the April 30, 2001 fiscal year end financial
statements of Acquiree for an option exercise period of six months.   The
exercise price per share shall be four times twenty percent (20%) of the average earnings before income taxes ["EBIT"] of the Acquiree for the
calendar years 2000 and 2001 divided by 247,278.   The exercise price of the
put shall be payable in restricted Common Shares of Buyer with demand
registration rights.   The Common Shares of Buyer shall be valued based on
the last "bid" price of the Buyer's Common Shares on the day before the
putting Seller sends his notice of exercise of his put.   In the
determination of the average EBIT, no consideration shall be made for any inter-company charges or management fees, with the exception of reasonable
charges for capital.   Each of the Sellers shall have the right to put any or
all of his shares of Acquiree stock.


3.    MISCELLANEOUS PROVISIONS RELATING TO REGISTRATION, ETC.

      a. Whenever the Buyer proposes to register any of its securities under the Act and the registration form to be used may be used for the registration of the securities issued to Seller pursuant to Section 2 (the "Registerable Securities"), the Buyer will give prompt written notice (in any event within three business days after receipt of notice of any exercise of demand registration rights from any other person) to the Seller of its intention to effect such a registration and will include in such registration all Registerable Securities with respect to which the Buyer has received written request for inclusion within fifteen days after the receipt of the Buyer's notice.

      b. All costs and expenses associated with the registration of the Registerable Securities will be paid by the Buyer.

      c. If the registration described in this Section 9 is an underwritten primary registration on behalf of the Buyer, and the managing underwriters advise the Buyer in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range that is acceptable to the Buyer, the Buyer will include in such registration
(a) first, on a prorata basis, the securities the Buyer proposes to sell and the Registerable Securities requested to be included in such registration, and (b) secondly, other securities requested to be included in such registration.

      d. If the registration described in Section 2 is an underwritten secondary registration on behalf of holders of the Buyer's securities, and the managing underwriters advise the company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the company will include in such registration
(a) first, the securities requested to be included therein by the holders requesting such registration and the Registerable Securities requested to be included in such registration, and (b) second, other securities requested to be included in such registration.


4.    LOAN GUARANTEES

      4.1   Sellers have personally guaranteed certain loans as described in
Exhibit 4.1

      4.2 Buyer agrees to offer its guarantee to the lenders in substitution for the personal guarantees and mortgages of the shareholders presently held by the lenders or some of them; and this Agreement contains a contingency for release of the personal guarantees and mortgages as a condition for Closing.


5.    REPRESENTATIONS OF SELLERS.

Sellers hereby represents and warrants, to the extent of the facts known to Sellers and Acquiree, that, effective this date and the Closing Date, the representations listed below are true and correct.

      5.1 Each Seller is the sole owner of One Hundred (100) of the Six Hundred (600) issued and outstanding Shares of Acquiree; such Acquiree Shares are free from claims, liens or other encumbrances; and Sellers have the unqualified right to transfer and dispose of such shares.

      5.2 The Sale Shares constitute validly issued shares of Acquiree fully-paid and nonassessable.

      5.3 Annexed hereto as Exhibit 5.3 is the unaudited financial statements dated July 31, 1996 of the Acquiree and the audited financial
statements for the year ended April 30, 1996.    The financial statements in
Exhibit 5.3 are substantially correct and complete and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Acquiree of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings and, in the case of each such interim statement, is subject to year-end adjustments consistent with past practice.

      5.4 Attached hereto as Exhibit 5.4 is a description of the environmental history of the property in 1992 with respect to compliance with New Jersey's Environmental Responsibility Clean Up Act ("ECRA"), which has since been superseded by New Jersey's Industrial Site Recovery Act ("ISRA"). True copies of the documents listed in Exhibit 4.4 have been delivered to Buyer.

Since the submissions made to the New Jersey Department of Environmental Protection (the "DEP") to obtain the DEP's September 20, 1992 approval of the Negative Declaration submitted by Acquiree which sold the business to Acquiree, Acquiree has continued to operate in the same manner and there is no change as to environmental matters.

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While the sale of the Common Shares pursuant to this Agreement constitute a
"trigger event" under ISRA, there is no time to submit to the DEP an updated Affidavit of Negative Declaration prior to the Closing Date.

      5.5 To the best of Acquiree's knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Acquiree) pending or, threatened against or affecting Acquiree, at law, or in equity or admiralty, or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of $5,000 in any one case or $10,000 in the aggregate, or which may result in any material adverse change (aside from a monetary adverse judgment or liability) in the business, operations, properties or assets or in the condition, financial or otherwise, of Acquiree, except in each as listed and described in Exhibit 5.5 annexed hereto. To the best of Acquiree's knowledge, Acquiree is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

      5.6 Acquiree has, to its best knowledge, complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware except as described in
Exhibit 5.6.

      5.7 All federal, state and local tax returns required to be filed by Acquiree have been duly filed. Federal income tax returns of Acquiree have been submitted to the Internal Revenue Service ("IRS") for all past fiscal years through the calendar year ended in 1995. All deficiencies by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance sheet (part of Exhibit 5.7 annexed hereto).

      5.8 Acquiree and Sellers agree that any and all tax deficiencies disclosed on the balance sheet will be paid or settled prior to Closing.

      5.9   Since the date of the balance sheet there has not occurred:

            (i) any material and adverse change in the financial condition or operations of Acquiree;

            (ii) any damage, destruction or loss to or of any of the material assets or properties owned or leased by Acquiree;

            (iii) the creation or attachment of any lien against any of the currently issued and distributed common stock Acquiree;

            (iv) any waiver, release, discharge, transfer, or cancellation by Acquiree of any rights or claims of material value;

            (v) any issuance by Acquiree of any securities (STET - must include all debt or equity securities), or any merger or consolidation of Acquiree with any other person, or any acquisition by Acquiree of the business of any other person;

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            (vi)  any incurrence, assumption or guarantee by Acquiree of any indebtedness or liability other than in the ordinary course of business;

            (vii) any declaration, setting aside or payment by Acquiree of any dividends on, or any other distribution with respect to, any capital stock of Acquiree or any repurchase, redemption, or other acquisition of any capital stock of Acquiree;

            (viii)      (A)   any payment of any bonus, profit sharing,
            pension or similar payment or arrangement or special compensation to any employee of Acquiree, except in the ordinary course of the business of Acquiree, or (B) any increase in the compensation payable or to become payable to any employee of Acquiree; or

      5.10 Except as set forth in the documents listed or referred to in Exhibits hereto, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, or create a charge or encumbrance upon any of the properties or assets, or outstanding stock of Acquiree pursuant to any corporate charter, by-law, indenture, mortgage or lease to which Acquiree or any of its stockholders is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

      5.11 To the best knowledge of Sellers and Acquiree, none of the written information and documents which have been or will be furnished by Acquiree or by any representatives of Acquiree to Buyer or any of the representatives of Buyer in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Acquiree, Acquiree has disclosed to Buyer as the purchaser of the Sale Shares all material information relating to Acquiree and its activities as currently conducted.

      5.11  The representations and warranties made hereinabove in this
Section 5 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

      5.12  The Acquiree is authorized to issue one thousand shares of common stock, no par value, of which 600 shares are issued and outstanding. Acquiree has only one class of capital stock and all outstanding shares have been duly authorized, validly issued and are fully paid and nonassessable
with no personal liability attaching to the ownership thereof.   There are no
outstanding convertible securities, warrants, options or commitments of any nature which may cause authorized but unissued shares to be issued to any person.

6.    REPRESENTATIONS BY BUYER.

Buyer warrants and represents, to the extent of the facts known to Buyer, that, effective this date and the Closing Date, the representations listed below are true and correct.

      6.1 Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Missouri. Buyer has no subsidiaries:
                               Page 6


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      6.2   The Board of Directors of Buyer have duly approved this
Agreement.

      6.3 The Buyer's restricted common shares deliverable pursuant to this Agreement shall be validly issued and outstanding, fully paid and nonassessable.

      6.4 The authorized capital stock of Buyer consists of 20,000,000 shares of Common Stock, $.001 par value, 5,424,452 of which have been validly issued and are outstanding and 5,297,452 of those are freely tradable without restriction or further registration under the Securities Act of 1933.

      6.5   Annexed hereto as Exhibit 6.5 is the unaudited financial
statements dated September 30, 1996.    The financial statements in Exhibit
6.5 are substantially correct and complete and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements present fairly the financial condition of Buyer as of the respective dates of said balance sheets and the results of operations for the respective periods indicated in said statements of income and retained earnings and, in the case of each such interim statement, is subject to year-end adjustments consistent with past practice.

      6.6 To the best of Buyer's knowledge, there are no actions, suits, proceedings or investigations (whether or not purportedly on behalf of Buyer) pending or, threatened against or affecting Buyer, at law, or in equity or admiralty, or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which involve the likelihood of any adverse judgment of liability, not fully covered by insurance, in excess of $5,000 in any one case or $10,000 in the aggregate, or which may result in any material adverse change (aside from a monetary adverse judgment or liability) in the business, operations, properties or assets or in the condition, financial or otherwise, of Buyer, except in each as listed and described in Exhibit 6.6 annexed hereto. To the best of Buyer's knowledge, Buyer is not in default with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

      6.7 Buyer has complied in all material respects with all laws, regulations and judicial or administrative tribunal orders applicable to its business of which it is aware.

      6.8 All federal, state and local tax returns required to be filed by Buyer have been duly filed. Federal income tax returns of Buyer have been submitted to the IRS for all past fiscal years through the fiscal year ended in 1995. All deficiencies proposed by any taxing authority have either been paid or settled or are included in the amounts for accrued taxes shown on the respective balance (part of Exhibit 6.5 annexed hereto).

      6.9   Since the date of the balance sheet there has not occurred:

            (i) any material and adverse change in the financial condition or operations of Buyer;

            (ii) any damage, destruction or loss to or of any of the material assets or properties owned or leased by Buyer;

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

            (iii) the creation or attachment of any lien against the issued and outstanding common stock of Buyer;

            (iv) any waiver, release, discharge, transfer, or cancellation by Buyer of any rights or claims of material value;

            (v) any issuance by Buyer of any securities, or any merger or consolidation of Buyer with any other person, or any acquisition by Buyer of the business of any other person;

            (vi) any incurrence, assumption or guarantee by Buyer of any indebtedness or liability, except in the ordinary course of business;

            (vii) any declaration, setting aside or payment by Buyer of any dividends on, or any other distribution with respect to, any capital stock of Buyer or any repurchase, redemption, or other acquisition of any capital stock of Buyer;

            (viii)      (A)   any payment of any bonus, profit
            sharing, pension or similar payment or arrangement or special compensation to any employee of Buyer, except in the ordinary course of the administration of Buyer, or (B) any increase in the compensation payable or to become payable to any employee of Buyer; or

      6.10 Except as set forth in the documents listed or referred to in Exhibits hereto, the execution and carrying out of this Agreement will not conflict with, or result in any breach of any of the terms, charge or encumbrance upon any of the properties or assets, or outstanding stock of Buyer pursuant to any corporate charter, by-law, indenture, mortgage or lease to which Buyer or any of its stockholders is a party or by which it is bound. The execution and carrying out of this Agreement will not violate any provision of law.

      6.11 None of the written information and documents which have been or will be furnished by Buyer or any representatives of Buyer to Seller or any of the representatives of Buyer in connection with the transactions contemplated by this Agreement contains or will contain, as the case may be, any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which made. To the knowledge of Buyer, Buyer has disclosed to Sellers as the purchaser of the common stock of Buyer all material information relating to Buyer and its activities as currently conducted.

      6.12  The representations and warranties made hereinabove in this
Section 6 will be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

      6.13 Buyer is fully aware of the condition and prospects, financial and otherwise, of the Acquiree, having been supplied with such financial and other data relating to the Acquiree as Buyer considered necessary and advisable to enable it to form a decision concerning the purchase herein provided.

      6.14 Buyer is fully aware that the Sale Shares, when delivered, will not have been registered under the Act; that accordingly no sale, offer to sell or transfer of the Sale Shares shall be made unless a registration statement under the Act with respect to the Sale

Shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to the Sale Shares or, in the opinion of Acquiree's counsel, registration is not required.

      6.15 Buyer has been fully advised by Sellers that Sellers will sell the Sale Shares to Buyer without registration under the Act on the basis of the statutory exemption in Section 4(2) of the Act relating to transactions not involving a public offering and that Seller's reliance upon the statutory exemption is based in large part upon Buyer's representations made in this Agreement.

      6.16 Buyer is acquiring the Sale Shares for investment for its own account and not with a view to resell or otherwise distribute the Sale
Shares.   In making the foregoing representations, Buyer understands that, in the view of the Securities and Exchange Commission, the statutory exemption under Section 4(2) would not be available if, notwithstanding Buyer's representations, it had in mind merely acquiring the Sale Shares for resale upon the occurrence or nonoccurrence of some predetermined event.

      6.17 Buyer has the full right, power and authority to purchase the Sale Shares in accordance with the terms of this agreement and otherwise to consummate and close the transaction provided for in this agreement in the manner and upon the terms herein specified.

      6.18 Buyer is acquiring the Sale Shares for the purpose of controlling Acquiree.

      6.19 Buyer represents that copies of all documents filed with the Securities and Exchange Commission for the past one year period have been provided to Sellers and that all representations contained therein remain true and complete.

      6.20 Buyer represents that all documents filed with the Securities and Exchange Commission and the representations of Buyer in this Agreement do not contain a material misstatement of fact or omission of fact.

7.    CLOSING DATE.

      The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon but is expected to be during December,
1996.   At the Closing, Buyer will be provided with and accept delivery of the Sale Shares, and in connection therewith, and will make payment of all
sums due to Sellers.   Certain closing documents may be delivered subsequent
to the Closing Date upon the mutual agreement of the parties hereto.

8.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS.

All obligations of Sellers under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

      8.1 The negotiation and execution of employment agreements with Sellers on terms and conditions agreeable to the parties thereto providing for a term of three years with the same duties as presently held and the same base salary, benefits and mutually agreed incentive compensation based on
performance measures.   Said employment agreements are attached as Exhibit
11.1.

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

      8.2 The negotiation and execution of a consulting agreement with Emerson Crooks on terms and conditions agreeable to the parties thereto providing for a monthly consulting fee of $2,000 per month and a term of two
years.   Said consulting agreement is attached as Exhibit 11.2.

      8.3 The representations and warranties by Buyer contained in this Agreement or in any certificate or document delivered to Sellers pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

      8.4 Buyer shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by him prior to or at the Closing including the payment of the Price in accordance with the terms hereof.

      8.5 Sellers shall retain their current officer and director positions, and shall appoint Garrett Sullivan as Chief Executive Officer and Director, however, to the requirement that Garrett Sullivan shall take office, only at such time, following the Closing, as such taking of office shall be lawful and proper following compliance by Acquiree of all requirements therefor under the Securities Exchange Act of 1934.

      8.6 All instruments and documents delivered to Sellers pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Sellers.

      8.7 The Sellers have received from United National Bank (the "Bank") a letter addressed to them and stating that:

            (a) they are entitled to rely upon the letter in selling 80% of the Company to Buyer; and

            (b) upon receipt from Buyer a certification by a financial officer of Buyer that there has been no material adverse change in the change in the financial condition of Buyer from September 30, 1996 and the Bank's standard form of Guarantee, the guarantees and mortgages from the Sellers will be released.

9.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER.

All obligations of Buyer under this Agreement are subject to the fulfillment, prior to the or at the Closing on the Closing Date, of each of the following conditions:

      9.1 A financial review of Acquiree's books and records to confirm that two years of audited financials can be obtained.

      9.2 The representations and warranties by Sellers contained in this Agreement or in any certificate or document delivered to Buyer pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

      9.3 Acquiree and Sellers shall have performed and complied with all other covenants, agreement and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

10.   DOCUMENTS AT CLOSING.

At the Closing, the following transactions shall occur, all of such transaction being deemed to occur simultaneously:

      10.1 Sellers and Acquiree, as the case may be, will deliver, or cause to be delivered, to Buyer the following:

            a. stock certificates for the Sale Shares, duly endorsed in blank with appropriate signature guarantees.

            b. all records of Acquiree, including without limitation such books and records, charter documents and New Jersey certificate of good standing, as may reasonably be available to Sellers and requested by Buyer.

            c. certified copies of resolutions by Seller's and Acquiree's boards of directors or executive committees thereof, thereunto duly authorized, authorizing this transaction.

            d. a copy of a reasonably current shareholder list of Acquiree certifying the number of shares outstanding.

            e. current financial statements as of November 30, 1996, in addition to those provided by Exhibit 5.3 of Acquiree showing no assets or debts of any substance not otherwise disclosed, except for such sums as may be owed to Acquiree's transfer agent and certain nominal state taxes.

            f. such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

      10.2 Buyer will deliver or cause to be delivered to Sellers such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

11.   MISCELLANEOUS

      11.1 Prior to Closing, Sellers (with the exception of Emerson Crooks) shall enter into employment agreements with Acquiree under the terms outlined in Exhibit 11.1.

      11.2 Prior to Closing, Emerson Crooks shall enter into a consulting agreement with Acquiree under the terms outlined in Exhibit 11.2.

      11.3 The respective representation of Sellers and Buyer contained herein or in any certificates delivered prior to or at Closing shall survive for a period of eighteen months from the Closing Date.

      11.4  Broker's Accomplishment Fee.   The Buyer shall be solely
responsible for the payment of the accomplishment fees due Maple
Business Consultants.

      11.5  Further Assurances.   At any time, and from time to time, after
the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

      11.6  Waiver.   Any failure on the part of any party hereto to comply
with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

      11.7  Arbitration.   Any and all disputes and differences between or
among the parties with respect to the construction or performance of the terms of this Agreement which cannot be resolved amicably shall be resolved by arbitration before the American Arbitration Association in accordance with its rules then obtaining sitting in New Jersey.

      11.8  Notices.    All notices and other communications hereunder shall
be in writing and shall be deemed to have been given if delivered in person or if sent by prepaid first class registered or certified mail, return receipt requested, fax or recognized courier then upon receipt thereof to the following addresses:

To Sellers:
                  Shareholders of US Electrical Products Corp.
                  c/o Louis Notte
                  US Electrical Products Corp.
                  669 Division Street
                  Elizabeth, New Jersey 07201

with copies to:
                  Philip L. Chapman
                  Chapman, Henkoff, Kessler, Peduto & Saffer
                  Attorneys At Law
                  425 Eagle Rock Avenue
                  P.O. Box F
                  Roseland, New Jersey 07068

To Acquiree:
                  US Electrical Products Corp.
                  T/A Gavin - Graham
                  669 Division Street
                  Elizabeth, New Jersey 07201

To Buyer:
                  Applied Cellular Technology, Inc.
                  Nixa Professional Center
                  Hwy 160 & CC
                  Suite 3
                  Nixa, Missouri 65714

with copies to:
                  Jody M. Walker
                  Attorney At Law
                  7841 South Garfield Way
                  Littleton, Colorado 80122

      11.9  Headings.   The section and subsection headings in this Agreement
are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      11.10 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11.11 Governing Law.   This Agreement shall be governed by the laws of
the State of New Jersey.

      11.12 Binding Effect.   This Agreement shall be binding upon the
parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

      11.13 Entire Agreement. This Agreement is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

      11.14 Severability.   If any part of this Agreement is deemed to be
unenforceable the balance of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

SELLERS:

/s/ Louis R. Notte
------------------------------------
Louis R. Notte


/s/ Emerson Crooks
------------------------------------
Emerson Crooks


/s/ Mario Bucca
------------------------------------
Mario Bucca


/s/ Anthony R. Palumbo
------------------------------------
Anthony R. Palumbo


/s/ Oscar A. Morilla
------------------------------------
Oscar A. Morilla


/s/ Blas H. Morilla
------------------------------------
Blas H. Morilla

ACQUIREE:

US Electrical Products Corp.


       /s/ Louis R. Notte
-------------------------------------
By:


BUYER:

Applied Cellular Technology, Inc.


/s/ Garrett A. Sullivan
-------------------------------------
By:

                                                               Exhibit 4.1
                                 LIST OF LOANS
                                 -------------

I.    New Jersey Economic Development Authority Loan
      ----------------------------------------------

      $100,000.00 loan by EDA, dated January 10, 1995

      Present balance: $85,458.96


II.   Term Loan Now Held by United National Bank
      ------------------------------------------

      $300,000.00 loan by United National Bank, dated
      January 10, 1995.

      Present balance: $271,786.65


III.  Working Capital Line of Credit with United National Bank
      --------------------------------------------------------

      $100,000 line of credit, dated November 30, 1995.

      Present balance: $101,646.30

                                                               Exhibit 5.3

U.S. Electrical Products Corporation
T/A Gavan-Graham Electric Products
Balance Sheet
as of April 30, 1996

ASSETS

Cash in Banks                              $8,525
Summit Bank Line of Credit                  3,248
Accounts Receivable                       226,079
Unbilled Revenue                          357,494
Inventory                                 135,000
                                        ----------
Total Current Assets                                  $730,346

Furniture & Fixtures                        1,119
Less: Accum. Deprec.                         (544)
Machinery & Equipment                     118,738
Less: Accum. Deprec.                      (88,504)
Leasehold Improvements                     28,051
Less: Accum. Deprec.                       (1,730)
                                        ----------
Total Non-Current Assets                                57,130

Other Assets:
Security Deposits                          14,035
Organization Costs                            389
                                        ----------
Total Other Assets                                      14,424
                                                     ----------
Total Assets                                          $801,900
                                                     ==========

LIABILITIES

Accounts Payable                         $106,783
Payroll Taxes Payable                      15,590
Sales Tax Payable                          13,389
State Payroll Taxes Payable                 7,488
Deferred Rent Payable                      10,295
Unamortized Lease < 1 yr                   31,103
                                        ----------
Total Current Liabilities                             $184,648

Unamortized Lease > 1 year                 23,479
Due to UNB/EDA                             90,352
Due to UNB/Commercial Loan                256,630
Due to UNB/Line of Credit                  96,752
                                        ----------
Total Long Term Liabilities                            497,213
                                                     ----------
Total Liabilities                                      681,861

EQUITY
Capital Stock                              98,200
Less: Treasury Stock                      (51,764)
Current Year Income                        73,603
                                        ----------
Total Equity                                           120,039
                                                     ----------
Total Liabilities & Equity                            $801,900
                                                     ==========


SEE ACCOUNTANTS COMPILATION REPORT

U.S. Electrical Products Corporation
T/A Gavan-Graham Electric Products
Statement of Income
for the fiscal year ended April 30, 1996

Sales                                    $823,503
less: discounts                               758
                                        ----------
Net Sales                                             $822,745

Cost of Goods Sold:
Beginning Inventory                        74,115
plus: Purchases                           443,712
less: Ending Inventory                    135,000
                                        ----------
Cost of Goods Sold                                     382,827
                                                     ----------
Gross Profit                                           439,918

Operating Expenses:
Wages & Salaries                           99,914
Payroll Taxes:
FUTA                      670
SS/Med                  7,643
NJSUI/SDI               2,901              11,214
                       -------
Insurance                                  48,878
Rent                                       37,578
Equipment Rental                           32,087
Summit Bank Interest                       22,793
Consulting Fees                            21,498
EDA Loan Interest                          21,424
Telephone                                  11,589
Utilities                                   9,796
Legal Fees                                  5,150
Employee Meals                              4,568
Dues/Subscriptions                          4,071
Building Maintenance                        3,348
Accounting Fees                             3,265
Security System                             2,457
Freight                                     2,427
Warehouse Supplies                          1,904
Printing & Reproduction                     1,838
Union Dues                                  1,836
Uniforms                                    1,566
Auto Expense                                1,392
Office Supplies                             1,312
Licenses/Fees                                 909
Advertising                                   436
Bank Service Charges                          139
                                        ----------
Total Operating Expenses                               353,389
                                                     ----------
Net Operating Income                                    86,529

Other Income
Interest Income                               115
Other Income                                1,034        1,149
                                        ----------
Other Expenses
Depreciation                                8,925
Bad Debts                                   5,000
Contributions                                 150       14,075
                                        ----------   ----------
Net Income Before Income Taxes                         $73,603
                                                     ==========


SEE ACCOUNTANTS COMPILATION REPORT

----------------------------------------------------------------

        VICTOR J. QUINN III, Certified Public Accountant

----------------------------------------------------------------
17 Cook Avenue                                   373 Park Avenue
Madison, NJ 07940                        Scotch Plains, NJ 07076
201/301-0771                                        908/322-2008
                                                FAX 908/322-8528



September 23, 1996

Lou Notte
U.S. Electrical Products Corp.
669 Division Street
Elizabeth, NJ


               ACCOUNTANT'S COMPILATION REPORT

                     AS OF JULY 31, 1996


I have compiled the accompanying statement of income of U.S.
Electrical Products Corp., as of July 31, 1996 in accordance with standards established by the American Institute of Certified Public Accountants.

A compilation is limited to presenting, in the form of financial statements, information that is the representation of the management. I have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion, or any other form of assurance, on it.

U.S. Electrical Products Corporation
T/A Gavan-Graham Electric Products
Statement of Income
for the three months ended July 31, 1996

Sales                                    $208,527
less: discounts                               148
                                        ----------
Net Sales                                             $208,379

Cost of Goods Sold:
Beginning Inventory                        90,000
plus: Purchases                            80,993
less: Ending Inventory                     25,000
                                        ----------
Cost of Goods Sold                                     145,993
                                                     ----------
Gross Profit                                            62,386

Operating Expenses:
Wages & Salaries                           63,363
Payroll Taxes:
FUTA                        0
SS/Med                  4,847
NJSUI/SDI               2,091               6,938
                       -------
Insurance                                  11,918
Equipment Rental                           10,865
Rent                                       10,569
Consulting Fees                             8,164
Other Interest                              7,971
Warehouse Supplies                          5,027
EDA Loan Interest                           4,425
Telephone                                   1,789
Utilities                                   1,453
Reference Material                            956
Accounting Fees                               850
Freight/Delivery                              454
Building Maintenance                          438
Office Supplies                               435
Union Dues                                    374
Uniforms                                      257
Advertising                                   197
Auto Expense                                   84
Bank Charges                                   54
Printing/Stationery                            41
                                        ----------
Total Operating Expenses                                66,321
                                                     ----------
Net Operating Income                                    (3,935)

Other Income
Interest Income                                 4
Other Income                                    0            4
                                        ----------
Other Expenses
Depreciation                                2,231
Bad Debts                                       0
Contributions                                   0        2,231
                                        ----------   ----------
Net Income Before Income Taxes                         ($6,162)
                                                     ==========


SEE ACCOUNTANTS COMPILATION REPORT

                                                               Exhibit 5.4

                 LIST OF DOCUMENTS CONCERNING THE ENVIRONMENTAL
                 ----------------------------------------------
             HISTORY OF THE PROPERTY AT 669 DIVISION ST., ELIZABETH
             ------------------------------------------------------

               [this list includes applications for DEP approval
          of a negative declaration or a letter of non-applicability, clean-up plans and DEP approval of clean-up plans,
           certificate by a company performing testing and filling or removal of underground storage tank)


1.  Administrative Consent Order, May 20, 1992

2.  Site Evaluation Submission-Initial Notice April 21, 1992

3.  Negative Declaration Affidavit July 14, 1992

4.  correspondence with the DEP during July 1992

5.  September 10, 1992 DEP Approval of the Negative Declaration

                                                               Exhibit 5.6

                     LIST OF ANY VIOLATIONS OF LAWS, ETC.
                     ------------------------------------

None.

                                                              Exhibit 11.1

                EMPLOYMENT AND NON-COMPETE AGREEMENT
                ------------------------------------
                           BLAS H. MORILLA
                           ---------------

This Employment and Non-Compete Agreement ("Agreement") is made on December   ,
1996 by and between US Electrical Products Corp. (T/A Gavin-Graham) (the "Employer") Elizabeth, NJ and Blas H. Morilla (the "Employee") (604 East
6th Street, Plainfield, NJ 07060.
     A. Employer is a designer, manufacturer and installer of specialized electrical equipment in the New York Metro Area.
     B   Employer desires to have the services of the Employee.
     C.  Employee is willing to be employed by the Employer.
Therefore, the parties agree as follows:
1. Position and Duties. Employee shall provide to Employer the normal
   -------------------
services of a design and fabrication manager.
2.  Best Efforts of Employee. Employee agrees to perform faithfully,
    ------------------------
industriously and to the best of Employee's ability, experience and talents, all of the duties that may be required by the express and implicit terms of this Agreement, to the reasonable satisfaction of the Employer. Such duties shall be provided at Elizabeth, NJ and at such other places (s) as the needs, business or opportunities of the Employer may require from time to time.
3. Compensation of Employee. As compensation for the services provided by
   ------------------------
Employee under this Agreement, Employer will pay Employee an annual salary of $33,800 in accordance with the Employer's usual payroll procedures. A separate incentive plan will be developed by the Employer together with key management and that incentive plan will reflect company goals and performance objectives.
4.  Termination. Upon termination of the Agreement, payments under this
    -----------
paragraph shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.
5.  Reimbursement for Expenses. In accordance with the Employer's policy, the
    --------------------------
Employee will be reimbursed for all "out-of-pocket" and other direct business expenses.
6.  Confidentiality. Employee recognizes  that the Employer has and will have
    ---------------
inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (Collectively, "Information") which are valuable, special and unique assets of the Employer. The Employee agrees that he will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any information to any third party without the prior written consent of the Employer. The Employee will protect the Information and treat it as strictly confidential.
A violation of this paragraph by the Employee shall be a material violation of this Agreement and will justify legal and/or equitable relief. If it appears that the Employee has disclosed (or has threatened to disclose) Information in violation of this Agreement, Employer shall be entitled to an injunction to restrain Employee from disclosing, in whole or in part, such Information, or from providing any services to any party to whom such Information has been disclosed or may be disclosed. Employer shall not be prohibited by the provision from pursuing other remedies, including a claim for losses and damages.
7.  Vacation. The Employee shall be entitled to two weeks of paid vacation.
    --------
Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated if not used within the year it is earned, up to a maximum of six weeks.
8.  Sick Days/Personal Business. The Employee shall be entitled to 6 paid
    ---------------------------
sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.
9. Holidays. The Employee shall be entitled to the standard company holidays.
   --------

10. Other Benefits. The Employee shall be able to participate in all of the
    --------------
Company's health insurance and other  benefits as are provided for employees.
11. Term/Termination. This Employment Agreement shall have an initial term
    ----------------
of three years, beginning at the commencement date so indicated at the end of this Agreement. If the Employee is in violation of this Agreement, the Employer may terminate the employment without notice and with compensation to the Employee only to the date of such termination.
12. Termination for Disability. The Employer shall have the option to
    --------------------------
terminate this Agreement if the Employee becomes permanently disabled. The Employer shall exercise this option by giving 90 days written notice to the Employee. For the purpose of this Agreement, the Employee shall be deemed to have become permanently disabled, if the Employee is unable to perform substantially all of his duties for a period of 90 days because of ill health, physical or mental disability or for other causes beyond the Employee's control.
13. Non-Competition. In the event that the Employee elects to leave the
    ---------------
employment of the Employer at the end of this initial Employment Agreement or if the Employee is terminated for cause, the Employee is not permitted to engage in direct competition with the Employer for a further period of three years. For purposes of definition, "direct competition" is deemed to be a similar company engaged in the design, manufacturer and installation of electrical power distribution panels, switches and control boards and operating within a 20 mile radius of Elizabeth, NJ.
14. Date of Commencement. This Employment Agreement is effective as of the
    --------------------
----  day of  December, 1996.
15. Notices. All notices are required or permitted under this Agreement shall
    -------
be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

Employer: U.S. Electrical Products Corp. T\A Gavan-Graham Electrical Products
      Attn:  Garrett A. Sullivan
             669 Division Street
             Elizabeth, NJ 07201

      Employee: Blas H. Morilla
                604 East 6th Sreet
                Plainfield, NJ 07060
Such Addresses may be changed from time to time by either party by providing written notice in the manner set forth above.
16. Entire Agreement. This Agreement contains the entire agreement of the
    ----------------
parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.
17. Amendment. This Agreement may be modified or amended, if the amendment is
    ---------
made in writing and is signed by both parties.
18. Severability. If any provision of the Agreement shall be held to be
    ------------
invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.
19. Waiver of Contractual Right. This failure of either party to enforce any
    ---------------------------
provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.
20. Applicable Law. This Agreement shall be governed by the laws of the
    --------------
State of  New Jersey.
21. Agreed To this ------ day of  December, 1996.

US ELECTRICAL PRODUCTS CORP. T/A GAVIN-GRAHAM

By: --------------------------------------------------
      Garrett A. Sullivan - Chief Executive Officer

By:------------------------------------------
      Blas H. Morilla

                  EMPLOYMENT AND NON-COMPETE AGREEMENT
                  ------------------------------------
                             MARIO BUCCA
                             -----------

This Employment and Non-Compete Agreement ("Agreement") is made on December   ,
1996 by and between US Electrical Products Corp. (T/A Gavin-Graham) (the "Employer") Elizabeth, NJ and Mario Bucca (the "Employee") (10 Birch Lane, Verona, NJ 07044).
     A. Employer is a designer, manufacturer and installer of specialized electrical equipment in the New York Metro Area.
     B   Employer desires to have the services of the Employee.
     C.  Employee is willing to be employed by the Employer.
Therefore, the parties agree as follows:
1. Position and Duties. Employee shall provide to Employer the normal
   -------------------
services of a design and fabrication manager.
2. Best Efforts of Employee. Employee agrees to perform faithfully,
   ------------------------
industriously and to the best of Employee's ability, experience and talents, all of the duties that may be required by the express and implicit terms of this Agreement, to the reasonable satisfaction of the Employer. Such duties shall be provided at Elizabeth, NJ and at such other places (s) as the needs, business or opportunities of the Employer may require from time to time.
3. Compensation of Employee. As compensation for the services provided by
   ------------------------
Employee under this Agreement, Employer will pay Employee an annual salary of $33,800 in accordance with the Employer's usual payroll procedures. A separate incentive plan will be developed by the Employer together with key management and that incentive plan will reflect company goals and performance objectives.
4. Termination. Upon termination of the Agreement, payments under this
   -----------
paragraph shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.

5. Reimbursement for Expenses. In accordance with the Employer's policy, the
   --------------------------
Employee will be reimbursed for all "out-of-pocket" and other direct business expenses.
6. Confidentiality. Employee recognizes  that the Employer has and will have
   ---------------
inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (Collectively, "Information") which are valuable, special and unique assets of the Employer. The Employee agrees that he will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any information to any third party without the prior written consent of the Employer. The Employee will protect the Information and treat it as strictly confidential.
A violation of this paragraph by the Employee shall be a material violation of this Agreement and will justify legal and/or equitable relief. If it appears that the Employee has disclosed (or has threatened to disclose) Information in violation of this Agreement, Employer shall be entitled to an injunction to restrain Employee from disclosing, in whole or in part, such Information, or from providing any services to any party to whom such Information has been disclosed or may be disclosed. Employer shall not be prohibited by the provision from pursuing other remedies, including a claim for losses and damages.
7. Vacation. The Employee shall be entitled to two weeks of paid vacation.
   --------
Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated if not used within the year it is earned, up to a maximum of six weeks.
8. Sick Days/Personal Business. The Employee shall be entitled to 6 paid
   ---------------------------
sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.
9. Holidays. The Employee shall be entitled to the standard company holidays.
   --------
10. Other Benefits. The Employee shall be able to participate in all of the
    --------------
Company's health insurance and other  benefits as are provided for employees.

11. Term/Termination. This Employment Agreement shall have an initial term
    ----------------
of three years, beginning at the commencement date so indicated at the end of this Agreement. If the Employee is in violation of this Agreement, the Employer may terminate the employment without notice and with compensation to the Employee only to the date of such termination.
12. Termination for Disability. The Employer shall have the option to
    --------------------------
terminate this Agreement if the Employee becomes permanently disabled. The Employer shall exercise this option by giving 90 days written notice to the Employee. For the purpose of this Agreement, the Employee shall be deemed to have become permanently disabled, if the Employee is unable to perform substantially all of his duties for a period of 90 days because of ill health, physical or mental disability or for other causes beyond the Employee's control.
13. Non-Competition. In the event that the Employee elects to leave the
    ---------------
employment of the Employer at the end of this initial Employment Agreement or if the Employee is terminated for cause, the Employee is not permitted to engage in direct competition with the Employer for a further period of three years. For purposes of definition, "direct competition" is deemed to be a similar company engaged in the design, manufacturer and installation of electrical power distribution panels, switches and control boards and operating within a 20 mile radius of Elizabeth, NJ.
14. Date of Commencement. This Employment Agreement is effective as of  the
    --------------------
----  day of  December, 1996.
15. Notices. All notices are required or permitted under this Agreement shall
    -------
be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:
Employer: U.S. Electrical Products Corp. T\A Gavan-Graham Electrical Products
      Attn:     Garrett A. Sullivan
                669 Division Street
                Elizabeth, NJ 07201

      Employee: Mario Bucca
                10 Birch Lane, Verona, NJ 07044
Such Addresses may be changed from time to time by either party by providing written notice in the manner set forth above.
16. Entire Agreement. This Agreement contains the entire agreement of the
    ----------------
parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.
17. Amendment. This Agreement may be modified or amended, if the amendment is
    ---------
made in writing and is signed by both parties.
18. Severability. If any provision of the Agreement shall be held to be
    ------------
invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.
19. Waiver of Contractual Right. This failure of either party to enforce any
    ---------------------------
provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.
20. Applicable Law. This Agreement shall be governed by the laws of the
    --------------
State of  New Jersey.
21.  Agreed To this ------ day of  December, 1996.

US ELECTRICAL PRODUCTS CORP. T/A GAVIN-GRAHAM

By: --------------------------------------------------
      Garrett A. Sullivan - Chief Executive Officer

By:------------------------------------------
      Mario Bucca

                    EMPLOYMENT AND NON-COMPETE AGREEMENT
                    ------------------------------------
                              LOUIS R. NOTTE
                              --------------

This Employment and Non-Compete Agreement ("Agreement") is made on December   ,
1996 by and between US Electrical Products Corp. (T/A Gavin-Graham) (the "Employer") Elizabeth, NJ and Louis R. Notte (the "Employee") (41 Scheurman Terrace, Warren, NJ 07059).
     A. Employer is a designer, manufacturer and installer of specialized electrical equipment in the New York Metro Area.
     B   Employer desires to have the services of the Employee.
     C.  Employee is willing to be employed by the Employer.
Therefore, the parties agree as follows:
1. Position and Duties. Employee shall provide to Employer the normal
   -------------------
services of President and General Manager of the Business.
2. Best Efforts of Employee. Employee agrees to perform faithfully,
   ------------------------
industriously and to the best of Employee's ability, experience and talents, all of the duties that may be required by the express and implicit terms of this Agreement, to the reasonable satisfaction of the Employer. Such duties shall be provided at Elizabeth, NJ and at such other places (s) as the needs, business or opportunities of the Employer may require from time to time.
3. Compensation of Employee. As compensation for the services provided by
   ------------------------
Employee under this Agreement, Employer will pay Employee an annual salary of $52,000 in accordance with the Employer's usual payroll procedures. A separate incentive plan will be developed by the Employer together with key management and that incentive plan will reflect company goals and performance objectives.
4. Termination. Upon termination of the Agreement, payments under this
   -----------
paragraph shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.
5. Reimbursement for Expenses. In accordance with the Employer's policy, the
   --------------------------
Employee will be reimbursed for all "out-of-pocket" and other direct business expenses.
6. Confidentiality. Employee recognizes  that the Employer has and will have
   ---------------
inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (Collectively, "Information") which are valuable, special and unique assets of the Employer. The Employee agrees that he will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any information to any third party without the prior written consent of the Employer. The Employee will protect the Information and treat it as strictly confidential.
A violation of this paragraph by the Employee shall be a material violation of this Agreement and will justify legal and/or equitable relief. If it appears that the Employee has disclosed (or has threatened to disclose) Information in violation of this Agreement, Employer shall be entitled to an injunction to restrain Employee from disclosing, in whole or in part, such Information, or from providing any services to any party to whom such Information has been disclosed or may be disclosed. Employer shall not be prohibited by the provision from pursuing other remedies, including a claim for losses and damages.
7. Vacation. The Employee shall be entitled to ------ weeks of paid
   --------
vacation. Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated if not used within the year it is earned, up to a maximum of six weeks.
8. Sick Days/Personal Business. The Employee shall be entitled to 6 paid
   ----------------------------
sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.
9. Holidays. The Employee shall be entitled to the standard company holidays.
   --------

10. Other Benefits. The Employee shall be able to participate in all of the
    --------------
Company's health insurance and other  benefits as are provided for employees.
11. Term/Termination. This Employment Agreement shall have an initial term
    ----------------
of three years, beginning at the commencement date so indicated at the end of this Agreement. If the Employee is in violation of this Agreement, the Employer may terminate the employment without notice and with compensation to the Employee only to the date of such termination.
12. Termination for Disability. The Employer shall have the option to
    --------------------------
terminate this Agreement if the Employee becomes permanently disabled. The Employer shall exercise this option by giving 90 days written notice to the Employee. For the purpose of this Agreement, the Employee shall be deemed to have become permanently disabled, if the Employee is unable to perform substantially all of his duties for a period of 90 days because of ill health, physical or mental disability or for other causes beyond the Employee's control.
13. Non-Competition. In the event that the Employee elects to leave the
    ---------------
employment of the Employer at the end of this initial Employment Agreement or if the Employee is terminated for cause, the Employee is not permitted to engage in direct competition with the Employer for a further period of three years. For purposes of definition, "direct competition" is deemed to be a similar company engaged in the design, manufacturer and installation of electrical power distribution panels, switches and control boards and operating within a 20 mile radius of Elizabeth, NJ.
14. Date of Commencement. This Employment Agreement is effective as of  the
    --------------------
----  day of  December, 1996.
15. Notices. All notices are required or permitted under this Agreement shall
    -------
be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

Employer: U.S. Electrical Products Corp. T\A Gavan-Graham Electrical Products
      Attn:     Garrett A. Sullivan
                669 Division Street
                Elizabeth, NJ 07201

      Employee: Louis Notte
                41 Scheurman Terrace
                Warren, NJ 07059
Such Addresses may be changed from time to time by either party by providing written notice in the manner set forth above.
16. Entire Agreement. This Agreement contains the entire agreement of the
    ----------------
parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.
17. Amendment. This Agreement may be modified or amended, if the amendment is
    ---------
made in writing and is signed by both parties.
18. Severability. If any provision of the Agreement shall be held to be
    ------------
invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.
19. Waiver of Contractual Right. This failure of either party to enforce any
    ---------------------------
provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.
20. Applicable Law. This Agreement shall be governed by the laws of the
    --------------
State of  New Jersey.
21. Agreed To this ------ day of  December, 1996.

US ELECTRICAL PRODUCTS CORP. T/A GAVIN-GRAHAM

By: --------------------------------------------------
      Garrett A. Sullivan - Chief Executive Officer

By:------------------------------------------
      Louis  R.Notte

                 EMPLOYMENT AND NON-COMPETE AGREEMENT
                 ------------------------------------
                           OSCAR A. MORILLA
                           ----------------

This Employment and Non-Compete Agreement ("Agreement") is made on December   ,
1996 by and between US Electrical Products Corp. (T/A Gavin-Graham) (the "Employer") Elizabeth, NJ and Oscar A. Morilla (the "Employee") (315
Watchung Ave.,North Plainfield, NJ 07060).
     A. Employer is a designer, manufacturer and installer of specialized electrical equipment in the New York Metro Area.
     B   Employer desires to have the services of the Employee.
     C.  Employee is willing to be employed by the Employer.
Therefore, the parties agree as follows:
1. Position and Duties. Employee shall provide to Employer the normal
   -------------------
services of a design and fabrication manager.
2. Best Efforts of Employee. Employee agrees to perform faithfully,
   ------------------------
industriously and to the best of Employee's ability, experience and talents, all of the duties that may be required by the express and implicit terms of this Agreement, to the reasonable satisfaction of the Employer. Such duties shall be provided at Elizabeth, NJ and at such other places (s) as the needs, business or opportunities of the Employer may require from time to time.
3. Compensation of Employee. As compensation for the services provided by
   ------------------------
Employee under this Agreement, Employer will pay Employee an annual salary of $33,800 in accordance with the Employer's usual payroll procedures. A separate incentive plan will be developed by the Employer together with key management and that incentive plan will reflect company goals and performance objectives.
4. Termination. Upon termination of the Agreement, payments under this
   -----------
paragraph shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.
5. Reimbursement for Expenses. In accordance with the Employer's policy, the
   --------------------------
Employee will be reimbursed for all "out-of-pocket" and other direct business expenses.
6. Confidentiality. Employee recognizes  that the Employer has and will have
   ---------------
inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (Collectively, "Information") which are valuable, special and unique assets of the Employer. The Employee agrees that he will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any information to any third party without the prior written consent of the Employer. The Employee will protect the Information and treat it as strictly confidential.
A violation of this paragraph by the Employee shall be a material violation of this Agreement and will justify legal and/or equitable relief. If it appears that the Employee has disclosed (or has threatened to disclose) Information in violation of this Agreement, Employer shall be entitled to an injunction to restrain Employee from disclosing, in whole or in part, such Information, or from providing any services to any party to whom such Information has been disclosed or may be disclosed. Employer shall not be prohibited by the provision from pursuing other remedies, including a claim for losses and damages.
7. Vacation. The Employee shall be entitled to two weeks of paid vacation.
   --------
Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated if not used within the year it is earned, up to a maximum of six weeks.
8. Sick Days/Personal Business. The Employee shall be entitled to 6 paid
   ---------------------------
sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.
9. Holidays. The Employee shall be entitled to the standard company holidays.
   --------

10. Other Benefits. The Employee shall be able to participate in all of the
    --------------
Company's health insurance and other  benefits as are provided for employees.
11. Term/Termination. This Employment Agreement shall have an initial term
    ----------------
of three years, beginning at the commencement date so indicated at the end of this Agreement. If the Employee is in violation of this Agreement, the Employer may terminate the employment without notice and with compensation to the Employee only to the date of such termination.
12. Termination for Disability. The Employer shall have the option to
    --------------------------
terminate this Agreement if the Employee becomes permanently disabled. The Employer shall exercise this option by giving 90 days written notice to the Employee. For the purpose of this Agreement, the Employee shall be deemed to have become permanently disabled, if the Employee is unable to perform substantially all of his duties for a period of 90 days because of ill health, physical or mental disability or for other causes beyond the Employee's control.
13. Non-Competition. In the event that the Employee elects to leave the
    ---------------
employment of the Employer at the end of this initial Employment Agreement or if the Employee is terminated for cause, the Employee is not permitted to engage in direct competition with the Employer for a further period of three years. For purposes of definition, "direct competition" is deemed to be a similar company engaged in the design, manufacturer and installation of electrical power distribution panels, switches and control boards and operating within a 20 mile radius of Elizabeth, NJ.
14. Date of Commencement. This Employment Agreement is effective as of  the
    --------------------
----  day of  December, 1996.
15. Notices. All notices are required or permitted under this Agreement shall
    -------
be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

Employer: U.S. Electrical Products Corp. T\A Gavan-Graham Electrical Products
      Attn:     Garrett A. Sullivan
                669 Division Street
                Elizabeth, NJ 07201

      Employee: Oscar A. Morilla
                315 Watchung Ave.
                North Plainfield, NJ 07060
Such Addresses may be changed from time to time by either party by providing written notice in the manner set forth above.
16. Entire Agreement. This Agreement contains the entire agreement of the
    ----------------
parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.
17. Amendment. This Agreement may be modified or amended, if the amendment is
    ---------
made in writing and is signed by both parties.
18. Severability. If any provision of the Agreement shall be held to be
    ------------
invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.
19. Waiver of Contractual Right. This failure of either party to enforce any
    ---------------------------
provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.
20. Applicable Law. This Agreement shall be governed by the laws of the
    --------------
State of  New Jersey.
21. Agreed To this ------ day of  December, 1996.

US ELECTRICAL PRODUCTS CORP. T/A GAVIN-GRAHAM

By: --------------------------------------------------
      Garrett A. Sullivan - Chief Executive Officer

By:------------------------------------------
      Oscar A. Morilla

                  EMPLOYMENT AND NON-COMPETE AGREEMENT
                  ------------------------------------
                           ANTHONY R. PALUMBO
                           ------------------

This Employment and Non-Compete Agreement ("Agreement") is made on December   ,
1996 by and between US Electrical Products Corp. (T/A Gavin-Graham) (the "Employer") Elizabeth, NJ and Anthony R. Palumbo (the "Employee") (12 Kenilworth Place, Colonia, NJ, 07067).
     A. Employer is a designer, manufacturer and installer of specialized electrical equipment in the New York Metro Area.
     B   Employer desires to have the services of the Employee.
     C.  Employee is willing to be employed by the Employer.
Therefore, the parties agree as follows:
1. Position and Duties. Employee shall provide to Employer the normal
   -------------------
services of a design and fabrication manager.
2. Best Efforts of Employee. Employee agrees to perform faithfully,
   ------------------------
industriously and to the best of Employee's ability, experience and talents, all of the duties that may be required by the express and implicit terms of this Agreement, to the reasonable satisfaction of the Employer. Such duties shall be provided at Elizabeth, NJ and at such other places (s) as the needs, business or opportunities of the Employer may require from time to time.
3. Compensation of Employee. As compensation for the services provided by
   ------------------------
Employee under this Agreement, Employer will pay Employee an annual salary of $33,800 in accordance with the Employer's usual payroll procedures. A separate incentive plan will be developed by the Employer together with key management and that incentive plan will reflect company goals and performance objectives.
4. Termination. Upon termination of the Agreement, payments under this
   -----------
paragraph shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.
5. Reimbursement for Expenses. In accordance with the Employer's policy, the
   --------------------------
Employee will be reimbursed for all "out-of-pocket" and other direct business expenses.
6. Confidentiality. Employee recognizes  that the Employer has and will have
   ---------------
inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (Collectively, "Information") which are valuable, special and unique assets of the Employer. The Employee agrees that he will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any information to any third party without the prior written consent of the Employer. The Employee will protect the Information and treat it as strictly confidential.
A violation of this paragraph by the Employee shall be a material violation of this Agreement and will justify legal and/or equitable relief. If it appears that the Employee has disclosed (or has threatened to disclose) Information in violation of this Agreement, Employer shall be entitled to an injunction to restrain Employee from disclosing, in whole or in part, such Information, or from providing any services to any party to whom such Information has been disclosed or may be disclosed. Employer shall not be prohibited by the provision from pursuing other remedies, including a claim for losses and damages.
7. Vacation. The Employee shall be entitled to two weeks of paid vacation.
   --------
Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated if not used within the year it is earned, up to a maximum of six weeks.
8. Sick Days/Personal Business. The Employee shall be entitled to 6 paid
   ---------------------------
sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.
9. Holidays. The Employee shall be entitled to the standard company holidays.
   --------

10. Other Benefits. The Employee shall be able to participate in all of the
    --------------
Company's health insurance and other  benefits as are provided for employees.
11. Term/Termination. This Employment Agreement shall have an initial term
    ----------------
of three years, beginning at the commencement date so indicated at the end of this Agreement. If the Employee is in violation of this Agreement, the Employer may terminate the employment without notice and with compensation to the Employee only to the date of such termination.
12. Termination for Disability. The Employer shall have the option to
    --------------------------
terminate this Agreement if the Employee becomes permanently disabled. The Employer shall exercise this option by giving 90 days written notice to the Employee. For the purpose of this Agreement, the Employee shall be deemed to have become permanently disabled, if the Employee is unable to perform substantially all of his duties for a period of 90 days because of ill health, physical or mental disability or for other causes beyond the Employee's control.
13. Non-Competition. In the event that the Employee elects to leave the
    ---------------
employment of the Employer at the end of this initial Employment Agreement or if the Employee is terminated for cause, the Employee is not permitted to engage in direct competition with the Employer for a further period of three years. For purposes of definition, "direct competition" is deemed to be a similar company engaged in the design, manufacturer and installation of electrical power distribution panels, switches and control boards and operating within a 20 mile radius of Elizabeth, NJ.
14. Date of Commencement. This Employment Agreement is effective as of  the
    --------------------
----  day of  December, 1996.
15. Notices. All notices are required or permitted under this Agreement shall
    -------
be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

Employer: U.S. Electrical Products Corp. T\A Gavan-Graham Electrical Products
      Attn:     Garrett A. Sullivan
                669 Division Street
                Elizabeth, NJ 07201

      Employee: Anthony R. Palumbo
                12 Kenilworth Place
                Colonia, NJ 07067
Such Addresses may be changed from time to time by either party by providing written notice in the manner set forth above.
16. Entire Agreement. This Agreement contains the entire agreement of the
    ----------------
parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.
17. Amendment. This Agreement may be modified or amended, if the amendment is
    ---------
made in writing and is signed by both parties.
18. Severability. If any provision of the Agreement shall be held to be
    ------------
invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.
19. Waiver of Contractual Right. This failure of either party to enforce any
    ---------------------------
provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.
20. Applicable Law. This Agreement shall be governed by the laws of the
    --------------
State of  New Jersey.
21. Agreed To this ------ day of  December, 1996.

US ELECTRICAL PRODUCTS CORP. T/A GAVIN-GRAHAM

By: --------------------------------------------------
      Garrett A. Sullivan - Chief Executive Officer

By:------------------------------------------
      Anthony R. Palumbo

                                                                  Exhibit 11.2
                              CONSULTING AGREEMENT
                              --------------------

    This is a Consulting Agreement made on the       day of December between
US ELECTRICAL PRODUCTS CORP., t/a Gavan-Graham, a New Jersey corporation having an address at 669 Division Street, Elizabeth, New Jersey 07201 (the "Company") and EMERSON CROOKS, residing at 40 Carrell Road, Randolf,
New Jersey 07869 (the "Consultant").

                    W I T N E S S E T H :
                    - - - - - - - - - -

Recitals:
---------

    A. The Company is engaged in the business of manufacturing specialized electrical equipment, including switch gears, panel boards, control boards, elec trical fabrication, bus boxes, pump and fan controls, motor controls, fire alarm components, power and lighting equipment, security and telecommunications gear, and other equipment used in the electrical industry (the "Business").

    B. Contemporaneously herewith there is taking place the closing of the sale of 80% of the shares of Company to Applied Cellular Technology, Inc. ("ACT") pursuant to an agreement (the "Stock Purchase Agreement").

    C. This Consulting Agreement is being executed and delivered pursuant to the Stock Purchase Agreement.

    NOW, THEREFORE, in consideration of the respective promises of the parties contained herein and of the execution, delivery and consummation by Buyers of the Stock Purchase Agreement, it is agreed as follows:

    1.   ENGAGEMENT; INDEPENDENT CONTRACTOR STATUS, ETC.
         -----------------------------------------------

    1.1 (a) Company hereby engages Consultant upon the terms and conditions set forth herein and Consultant hereby accepts such engagement.

         (b) The parties hereto understand and recognize that the relationship as set forth herein constitutes an independent contractor arrangement and not an employment arrangement.

    1.2 Company will report the payments to Consultant hereunder on a 1099 Form, and Consultant will report said payments as ordinary income in Consultant's federal and state income tax returns.

    1.3 There shall be no withholding taxes or other items withheld from the Consulting Fee, Company will not pay any monies with respect to Consultant to the New Jersey Unemployment Security Fund and Company will not cover Consultant with worker's compensation insurance.

    2.   TERM
         ----

    The Term of this Agreement shall commence on the date hereof (the "Commencement Date"), and shall continue for a period of two (2) years.

    3.   SERVICES
         --------

    The Consultant shall supply to the Company such services as it needs with respect to banking relations, community relations, supplier relations, contractor and end-user relations and strategic planning.

    4.   COMPENSATION
         ------------

    4.1 The Consultant shall be paid a "Consulting Fee" of $2,000 per month, which fee shall be paid bi-monthly.

    4.2 In consideration of the valuable consulting services already rendered to the Company by the Consultant, it is agreed that in the event of his death or disability, the compensation still due for the remainder of the term shall still be payable to his estate or to him, as the case may be, at the same times it would have been payable had he not died or become disabled.

    5.   EXPENDITURES
         ------------

    5.1 Consultant shall be entitled to be promptly reimbursed for all reasonable and necessary business expenses incurred by him in connection with the performance of his services hereunder (which shall include travel, lodging and food if Consultant is asked to come to Clark, New Jersey from any location outside the State of New Jersey).

    5.2 Consultant shall submit bills or vouchers to Company for all such expenses and shall maintain adequate records thereof in such detail as Company may from time to time reasonably require.

    6.   NON-DISCLOSURE OF CONFIDENTIAL INFORMATION TO THIRD PARTIES
         -----------------------------------------------------------

    During the Term of this Consulting Agreement and for two (2) years thereafter, Consultant agrees that he will not, without the express written consent of Company, divulge, disclose or otherwise communicate to any person or company any information of a private internal or confidential nature pertaining to the Business and the affairs of Company, and which is not known to customers or competitors or generally known to the public.

    7.   MODIFICATIONS
         -------------

    No change or modification of this Agreement shall be valid unless the same is in writing and signed by Consultant and Company.

    8.   ENTIRE AGREEMENT
         ----------------

    This Agreement is the entire agreement between the parties with respect to the subject of this Agreement, and cancels all prior agreements with respect to such subject matter, and no alternation, modification, or interpretation of this Agreement shall be binding unless in writing and signed by both parties.

    9.   NOTICES
         -------

    All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, or three (3) days after when sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

    If to Consultant: at his address first above written.

    If to Company: at its address first above written, with a copy to Chapman, Henkoff, Kessler, Peduto & Saffer, 425 Eagle Rock Avenue, Roseland, NJ 07068: Attn: Philip L. Chapman;

    or to such other address as any party hereto may from time to time give written notice of to the others.

    10.  SEVERABILITY
         ------------

    The invalidity of any one or more of the words, phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or paragraphs contained in this Agreement shall be declared invalid by any court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or paragraph or paragraphs had not been inserted.

    11.  ASSIGNABILITY
         -------------

    This Agreement shall not be assignable by Consultant. This Agreement shall be binding upon and enure to the benefit of and be enforceable by and against any successor or assigns of Company.

    12.  WAIVER
         ------

    The waiver by a party of a breach or violation of any provision of this Agreement shall not operate nor be construed as a waiver by such party of any subsequent breach or violation.

    IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Consulting Agreement as of the day and year first above written.

                          *** signatures on next page

ATTEST:                                     US ELECTRICAL PRODUCTS CORP.


/s/ Anthony R. Palumbo                      By: /s/ Louis R. Notte
-----------------------------------             -------------------------------
Anthony R. Palumbo                              Louis R. Notte
Secretary                                       President

WITNESS:



/s/ Philip C. Chapman                       /s/ Emerson Crooks
-----------------------------------        ------------------------------------
Philip C. Chapman                          Emerson Crooks